                                                                   EXHIBIT 4.1

                     [LOGO OF FOGDOG SPORTS APPEARS HERE]
NUMBER                                                             SHARES


INCORPORATED UNDER THE LAWS               SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                           CUSIP 344167 10 1


This certifies that




is the record holder of


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF


                                 FOGDOG, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



    /s/  Robert S. Cheq          FOGDOG, INC.            /s/ Timothy J. Joyce
          SECRETARY            CORPORATE SEAL               PRESIDENT



                                                 COUNTERSIGNED AND REGISTERED:
                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                    (Jersey City, NJ)
                                                               TRANSFER AGENT
                                                                AND REGISTRAR
                                                                           BY
                                                           AUTHORIZED OFFICER


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     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common                         UNIF GIFT MIN ACT - _______Custodian_____________
TEN ENT - as tenants by the entireties                                     (Cust)             (Minor)
JT TEN  - as joint tenants with right                                       under Uniform Gifts to Minors
          of survivorship and not as tenants                                Act________________
          in common                                                                (State)
                                                       UNIF TRF MIN ACT - _______ Custodian (until age ___)
                                                                          (Cust)
                                                                          __________ under Uniform Transfers
                                                                            (Minor)
                                                                          to Minors Act ____________
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, _____________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER TAXPAYER IDENTIFYING NUMBER
OF ASSIGNEE

-----------------

-----------------

__________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________

                              X ________________________________________________

                              X ________________________________________________
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By_____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15).